SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC & Emerging Growth Fund  -- Class A Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,109.60 $2,708.56    $3,862.58

T   =  Average Annual
       Total Return               9.66%      22.05%     14.14%*

*Life of fund, if less than 10 years

  SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC & Emerging Growth Fund -- Class B Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,104.90   $2,747.57 $3,779.19

T   =  Average Annual
       Total Return               10.49%      22.40$    14.20%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC & Emerging Growth Fund -- Class M Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):  December
2, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,117.43 $2,702.74    $3,732.80

T   =  Average Annual
       Total Return             11.74%      22.00%       14.08%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC & Emerging Growth Fund -- Class Y Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):  July 12,
1996

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000     $1,000

ERV =  Ending Redeemable Value   $1,166.70   $2,883.18  $4,112.99

T   =  Average Annual
       Total Return              16.67%        23.59%     15.19%*

              *Life of fund, if less than 10 years